Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFundsTM ISE Junior Silver (Small Cap Miners/Explorers) ETF
(the “Fund”)

November 24, 2014

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2014, as previously supplemented

Effective immediately, Will Martin no longer serves as a portfolio manager for the Fund, and all references to Mr. Martin in the Fund’s Summary Prospectus, Prospectus and SAI are deleted in their entirety.

Laurie Erwin, who has been a portfolio manager of the Fund since its inception, will continue to serve as the portfolio manager responsible for the day-to-day investment decisions for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.